SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Xtrackers MSCI Kokusai Equity ETF (KOKU)
The following disclosure supplements, and is added after, the table in the “Transaction Fees” sub-section of the “Investing in the Fund” section in the fund’s prospectus:
For the period April 7, 2020 through September 30, 2020, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund is paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund is reduced from $4,200 to $0. Effective October 1, 2020, a portion of the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be paid by the fund’s Advisor. As such, the standard and maximum transaction fees for the creation or redemption of a Creation Unit of the fund will be reduced from $4,200 to $1,000. The Advisor reserves the right to amend or discontinue these subsidies upon further supplement to the fund’s prospectus.
Please Retain This Supplement for Future Reference

June 1, 2020
PROSTKR20-28